INVESTORS MUNICIPAL CASH FUND
                     Investors Florida Municipal Cash Fund
                    Investors New Jersey Municipal Cash Fund
                     Investors Michigan Municipal Cash Fund
                   Investors Pennsylvania Municipal Cash Fund
                     Tax-Exempt New York Money Market Fund
                     SUPPLEMENT TO STATEMENT OF ADDITIONAL
                        INFORMATION DATED AUGUST 1, 1998

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The following disclosure supplements the disclosure in the "Special Features -- Exchange Privilege" section of the Statement of Additional Information.

Effective June 1, 1999, in addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper Fund and therefore may be subject to the 15-Day Hold Policy.

April 26, 1999